Stock-based Compensation	12 Months Ended
Dec. 31, 2012
Stock-based Compensation

(14)  Stock-based Compensation

We recorded stock-based compensation expense in our consolidated statements of operations for the years ended December 31, 2012, 2011 and 2010, respectively, as follows (in thousands):

	2012	2011	2010
Cost of net revenue	$1,063	$1,508	$1,904
Research and development	3,150	3,862	7,087
Sales and marketing	3,464	4,267	4,161
General and administrative	7,988	11,578	16,727

	15,665	21,215	29,879
Benefit for income taxes	(2,660)	(4,560)	(6,203)

Stock-based compensation, net of tax	$13,005	$16,655	$23,676

For the years ended December 31, 2012, 2011 and 2010, the presentation of our cash flows reports the excess tax benefits from the exercise of stock options as financing cash flows. For the years ended December 31, 2012, 2011 and 2010, excess tax benefits generated from option exercises amounted to $0.5 million, $3.4 million and $1.7 million, respectively.

The following assumptions were used to estimate the fair value of options granted during the years ended December 31, 2012, 2011 and 2010, using a Black-Scholes option-pricing model:

	2012	2011	2010
Risk-free interest rate	0.83%	1.31%	2.03%
Expected dividend yield	—	—	—
Expected life	5.60 years	5.46 years	5.34 years
Expected volatility	42%	43%	42%

The weighted-average fair value under a Black-Scholes option pricing model of options granted to employees during 2012, 2011 and 2010 was $7.37, $10.95 and $13.54 per share, respectively. All options granted during these periods were granted at or above the fair market value on the date of grant.

For the year ended December 31, 2012, we recorded compensation expense of $2.7 million related to our Employee Stock Purchase Plan. The fair value of the option component of the Employee Stock Purchase Plan shares was estimated at the date of grant using a Black-Scholes option pricing model and assumed an expected volatility of 44% and 47%, a risk-free interest rate of 0.06% and 0.15% and an expected life of 182 days and 184 days, for each of the two respective offering periods. In the first half of 2012 we had a second offering period to accommodate employees of a recent acquisition. The fair value of the option component of the Employee Stock Purchase Plans shares for this offering was estimated at the grant date of March 1, 2012 using a Black-Scholes option pricing model and assumed an expected volatility of 40%, a risk-free rate of 0.10%, and an expected life of 122 days. The 2012 charge is included in the employee’s respective cost classification in the table above.

For the year ended December 31, 2011, we recorded compensation expense of $2.5 million related to our Employee Stock Purchase Plan. The fair value of the option component of the Employee Stock Purchase Plan shares was estimated at the date of grant using a Black-Scholes option pricing model and assumed an expected volatility of 35% and 34%, a risk-free interest rate of 0.19% and 0.10% and an expected life of 181 days and 184 days, for each of the two respective offering periods. The 2011 charge is included in the employee’s respective cost classification in the table above.

For the year ended December 31, 2010, we recorded compensation expense of $2.7 million related to our Employee Stock Purchase Plan. The fair value of the option component of the Employee Stock Purchase Plan shares was estimated at the date of grant using a Black-Scholes option pricing model and assumed an expected volatility of 39% and 45%, a risk-free interest rate of 0.18% and 0.22% and an expected life of 181 days and 184 days, for each of the two respective offering periods. The 2010 charge is included in general and administrative expense in the table above.